Exhibit 10.5

LETTER AGREEMENT

This Letter Agreement, dated March 1, 2015 (this “Agreement”), is by and among the persons and entities listed on Schedule A hereto (collectively, the “Icahn Group”, and individually a “member” of the Icahn Group) and Gannett Co., Inc. (the “Company”).  Reference is made to the Company’s August 4, 2014 announcement to separate its publishing business into its own publicly traded company (such separation, the “Separation”; the effective time of the consummation of such Separation, the “Separation Effective Time”; and such company, “SpinCo”).

In consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Icahn Group Withdrawal and Related Items.  Upon execution of this Agreement, the Icahn Group hereby irrevocably withdraws its director nominations and all proposals submitted to the Company on January 21, 2015 and any and all of its related materials and notices and solicitation materials concerning the foregoing or otherwise related to the 2015 annual meeting of the Company’s stockholders (the “2015 Company Annual Meeting”).  The Icahn Group agrees that (i) neither the Icahn Group nor any controlled Affiliates of the members of the Icahn Group (such controlled Affiliates, collectively and individually, the “Icahn Affiliates”) will take any further action in connection with the 2015 Company Annual Meeting (other than to effect such withdrawal and as required by Section 5 of this Agreement with respect to Icahn Group’s voting of its shares) and (ii) the Icahn Group will immediately cease any and all solicitation efforts in connection with the 2015 Company Annual Meeting.

2.                                      SpinCo Governance Matters.  If, from the date of this Agreement until the Separation Effective Time, the Icahn Group has continuously maintained Beneficial Ownership of the Voting Securities (as defined below) of the Company of at least 4.9% of the Company’s outstanding Voting Securities and the Icahn Group has not materially breached this Agreement and failed to cure such breach (if capable of being cured) within five business days of written notice from the Company specifying any such breach, the Company will take such action (if it has not previously so acted), and after the Separation Effective Time, SpinCo will take such action (if it has not previously so acted), in each case, as permitted by law and necessary and appropriate to provide that as of the Separation Effective Time and until the conclusion of the SpinCo Standstill Period (as defined below), except as may be approved by the stockholders of SpinCo (provided that if SpinCo proposes or any other person submits a shareholder proposal at any time during the SpinCo Standstill Period (including, without limitation, at the first annual meeting of stockholders of SpinCo after the Separation Effective Time) to the stockholders of SpinCo that would provide such approval, the Icahn Group shall not be subject to the restrictions provided in Section 4 hereof with respect to such proposals):  (i) the board of directors of SpinCo (the “SpinCo Board”) is annually elected (i.e., not a “staggered” board); (ii) the provisions of SpinCo’s certificate of incorporation and/or bylaws (but if only in the bylaws, then the provision granting stockholders such right to call special meetings may not be amended without a stockholder vote or restricted in the certificate of incorporation) require the SpinCo Board

(as defined below) to call a special meeting of stockholders at the request of stockholders who then own not less than 20% of the outstanding shares of common stock of SpinCo and meet reasonable requirements specified therein (including but not limited to advance notice, required disclosures, permitted matters and other terms, but excluding any length of ownership or similar holding period  requirements) provided that (X) until such time after the Separation Effective Time that a single person or entity (or “group” of persons or entities who have filed as a “group” as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to their ownership in SpinCo) owns at least a majority of the outstanding stock of SpinCo, business at stockholder-requested special meetings shall not be authorized to include the removal of directors or the election of directors, which matters shall only be taken by the stockholders at an annual meeting or at a special meeting called by the SpinCo Board and (Y) following such time after the Separation Effective Time that a single person or entity (or “group” of persons or entities who have filed as a “group” as defined under Section 13(d) of the Exchange Act with respect to their ownership in SpinCo) owns at least a majority of the outstanding stock of SpinCo, the removal and replacement of directors at a special meeting shall not require a vote of more than a majority of shares present and voted at such meeting; (iii) the provisions of neither SpinCo’s certificate of incorporation nor its bylaws do not, except as required by law, impose minimum voting requirements for which matters subject to a stockholder vote are deemed approved greater than requiring approval from a majority of the outstanding shares of common stock of SpinCo; (iv) SpinCo will schedule its first annual meeting of stockholders following the Separation Effective Time no later than the twelve-month anniversary of the Separation Effective Time; (v) SpinCo will not have a Rights Plan at or immediately following the Separation Effective Time; (vi) any Rights Plan adopted by the SpinCo Board after the Separation Effective Time shall not have triggering “Acquiring Person” ownership thresholds at or below 19.99% and, if not ratified by stockholders within one hundred thirty-five (135) days of their taking effect, shall automatically expire; (vii) neither SpinCo’s certificate of incorporation nor its bylaws include a provision limiting business combinations in a manner substantially similar to the limitations contained in Article Eighth of the Company’s certificate of incorporation; and (viii) if SpinCo receives a bona fide, binding premium offer from a third party (the “Initial Party”) to acquire all of the outstanding shares of SpinCo and rejects that offer in favor of an offer from another party (the “Other Party”) that the SpinCo Board deems superior, and if SpinCo engages in substantive negotiations with such Other Party and provides material non-public information to it and the Initial Party then makes a “topping” bona fide, binding premium bid that is superior to the Other Party’s offer and requests non-public information from SpinCo, SpinCo will, subject to fiduciary duties and compliance with contractual arrangements, enter into a confidentiality agreement with the Initial Party that would enable non-competitively sensitive non-public information to be shared with such party.  The term “Rights Plan” shall mean any plan or arrangement of the sort commonly referred to as a “rights plan” or “stockholder rights plan” or “shareholder rights plan” or “poison pill” that is designed to increase the cost to a potential acquirer of exceeding the applicable ownership thresholds through the issuance of new rights, common stock or preferred shares (or any other security or device that may be issued to stockholders of SpinCo other than ratably to all stockholders of SpinCo) that carry severe redemption provisions, favorable purchase provisions or otherwise, and any related rights agreement that effectuates the Rights Plan.  Prior to the Separation Effective Time, the Company shall cause SpinCo to execute and deliver to the Icahn Group a joinder agreement in the form attached hereto as Exhibit 1. Effective upon SpinCo’s execution and delivery of such joinder agreement, SpinCo shall have no liability with respect to the covenants and agreements (or liabilities) of the Company contained herein and the Company shall have no liability with respect to the covenants and agreements (or liabilities) of SpinCo contained herein.

3.                                      Company Standstill.  No member of the Icahn Group shall, directly or indirectly, from the date of this Agreement until the day that is 20 days prior to the last day of the advance notice deadline set forth in the Company’s bylaws with respect to the 2016 annual meeting of the Company’s stockholders (provided that if such last day of the deadline is later than February 12, 2016, such last day shall be deemed for purposes of this Section 3 to be February 12, 2016) (such period, the “Company Standstill Period”)), with respect to the Company and its controlled Affiliates which are not publicly traded entities:

(a)                                solicit proxies or written consents of stockholders or conduct any other type of referendum (binding or non-binding) with respect to, or from the holders of, the Voting Securities of the Company, or become a “participant” (as such term is defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Exchange Act) in or assist any third party in any “solicitation” of any proxy, consent or other authority (as such terms are defined under the Exchange Act) to vote or withhold from voting any Voting Securities of the Company (other than such encouragement, advice or influence that is consistent with Company management’s recommendation in connection with such matter);

(b)                                encourage, advise or influence any other person or assist any third party in so encouraging, assisting or influencing any person with respect to the giving or withholding of any proxy, consent or other authority to vote or in conducting any type of referendum (other than such encouragement, advice or influence that is consistent with Company management’s recommendation in connection with such matter);

(c)                                 form or join in a partnership, limited partnership, syndicate or a “group” as defined under Section 13(d) of the Exchange Act, with respect to the Voting Securities of the Company, or otherwise support or participate in any effort by a third party with respect to the matters set forth in this Section 3;

(d)                                present (or request to present) at any annual meeting or any special meeting of the Company stockholders, any proposal for consideration for action by stockholders or propose (or request to propose) any nominee for election to the board of directors of the Company (the “Company Board”) or seek representation on the Company Board or the removal of any member of the Company Board;

(e)                                 grant any proxy, consent or other authority to vote with respect to any matters (other than to the named proxies included in the Company proxy card for any annual meeting or special meeting of stockholders) or deposit any Voting Securities of the Company in a voting trust or subject them to a voting agreement or other arrangement of similar effect (excluding customary brokerage accounts, margin accounts, prime brokerage accounts and the like), in each case, except as provided in Section 5 below;

(f)                                  call or seek to call any special meeting of the Company or make any request under Section 220 of the Delaware General Corporation Law (“DGCL”) or other applicable legal provisions regarding inspection of books and records or other materials (including stocklist materials) of the Company or any of its subsidiaries;

(g)                                 institute, solicit, assist or join, as a party, any litigation, arbitration or other proceeding against or involving the Company or any of its current or former directors or officers (including derivative actions) other than to enforce the provisions of this Agreement;

(h)                                acquire Beneficial Ownership of Voting Securities of the Company in an amount that would result in the Beneficial Ownership of the Icahn Group, together with all Icahn Affiliates, exceeding (in the aggregate with all other members of the Icahn Group and all Icahn Affiliates) the percentage (the “Company Cap”) of the outstanding Voting Securities of the Company equal to the greater of (i) 15% and (ii) if a single person or entity (or “group” of persons or entities who have filed as a “group” as defined under Section 13(d) of the Exchange Act with respect to their ownership in the Company) that is not a member of the Icahn Group or an Icahn Affiliate has Beneficial Ownership of more than 15% of the outstanding Voting Securities of the Company, the percentage of the outstanding Voting Securities of the Company beneficially owned by such person, entity or group, provided that the Company Cap shall not exceed 19.99% of the outstanding Voting Securities of the Company; provided, further, that, for the avoidance of doubt, the foregoing 15% limitation (or up to 19.99% limitation) should not be construed as approval for any purposes (including without limitation for purposes of Section 203 of the DGCL);

(i)                                    seek, propose, participate in, facilitate or assist any third party to seek or propose any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, recapitalization, extraordinary dividend, significant share repurchase or similar transaction involving the Company or any of its non-publicly traded Affiliates (other than SpinCo after the Separation Effective Time)  (collectively, a “Company Extraordinary Transaction”); provided that the members of the Icahn Group shall be permitted to sell or tender their Voting Securities of the Company, and otherwise receive consideration, pursuant to any Company Extraordinary Transaction and provided further that (without limiting the following clause (j)) the Company may waive the restrictions in this clause (i) with the approval of the Company Board; or

(j)                                   request, directly or indirectly, any amendment or waiver of the foregoing in a manner that would reasonably likely require public disclosure by the Icahn Group or the Company.

From the date of this Agreement until the end of the Company Standstill Period, (1) the Icahn Group shall not directly or indirectly make, or cause to be made, by press release or similar public statement to the press or media (including social media), or in an SEC or other public filing, any statement or announcement that disparages (as distinct from objective statements reflecting business criticism of the Company or SpinCo but not of individual directors or officers (provided that the Icahn Group shall provide advance notice of, and a copy of, any such written statement before it is made)) the Company or any of its officers or directors with respect to matters relating to their service at the Company (including any former officers or directors); and (2) neither the Company nor any of its officers or directors shall directly or indirectly make, or cause to be made, by press release or similar public statement to the press or media (including social media), or in an SEC or other public filing, any statement or announcement that disparages (as distinct from objective statements reflecting business criticism (provided that the Company shall provide advance notice of, and a copy of, any such written statement before it is made)) any member of the Icahn Group or any of its officers or directors with respect to matters relating to the Company or SpinCo.  For the avoidance of doubt, the foregoing restrictions shall not be deemed to apply to advisors of the Icahn Group or the Company who are not acting at the behest of such party.

From the date of this Agreement until the end of the Company Standstill Period, (1) the Icahn Group shall not permit any Icahn Affiliate to do any of the items in this Section 3 that the Icahn Group is restricted from doing and shall not publicly encourage or support any other person to take any of the actions described in this Section 3 that the Icahn Group is restricted from doing and (2) the Company shall not permit any of its controlled Affiliates to do any of the items in this Section 3 that the Company is restricted from doing and shall not publicly encourage or support any other person to take any of the actions described in this Section 3 that the Company is restricted from doing.

In addition, notwithstanding anything herein to the contrary, (x) from the announcement by the Company of a definitive agreement with respect to any Company Extraordinary Transaction that would result in the acquisition by any third party (not a party to this Agreement or an Affiliate of a party) or “group” as defined under Section 13(d) of the Exchange Act of more than 50% of the Voting Securities of the Company, or of all or substantially all of the assets of the Company, and (y) from the commencement by a third party (not a party to this Agreement or an Affiliate of a party) of any bona fide tender or exchange offer (provided that if such offer  is not recommended by the Company Board in its Recommendation Statement on Schedule 14D-9, it must be a fully financed offer at a premium to the Company’s trading price immediately prior to its first public disclosure of the offer) which, if consummated, would constitute a Company Extraordinary Transaction that would result in the acquisition by any person or “group” as defined under Section 13(d) of the Exchange Act of more than 50% of the Voting Securities of the Company (such Company Extraordinary Transaction described in clause (x) or (y) above, a “Company Specified Transaction”), this Section 3 shall not prohibit, restrict or otherwise limit the Icahn Group from taking steps (including, without limitation, voting, forming a group, soliciting proxies or commencing litigation) to oppose the Company Specified Transaction, or making, proposing or consummating (and taking steps in furtherance of (including, without limitation, seeking shareholder support for)) a fully financed (which may include, without limitation, debt or equity financings from Affiliates) Company Extraordinary Transaction which, if consummated, would constitute a Company Extraordinary Transaction that would result in the acquisition by the offeror of at least the same percentage of Voting Securities of the Company (or assets, as applicable) that are to be acquired in such Company Specified Transaction; provided, however, the Icahn Group shall not commence a Company Extraordinary Transaction (but, for the avoidance of doubt, may continue to pursue any previously announced Company Extraordinary Transaction) after the termination or withdrawal of the Company Specified Transaction described in clause (y) above.

4.                                      SpinCo Standstill.  No member of the Icahn Group shall, directly or indirectly, from the date of this Agreement until the earlier of (X) the 30th day immediately following the first annual meeting of SpinCo’s stockholders after the Separation Effective Time if such annual meeting is less than nine (9) months following the Separation Effective Time, or the day immediately following the first annual meeting of SpinCo’s stockholders after the Separation Effective Time if such annual meeting is more than nine (9) months following the Separation Effective Time, and (Y) the twelve-month anniversary of the Separation Effective Time (such period, the “SpinCo Standstill Period”)), with respect to SpinCo and its controlled Affiliates which are not publicly traded entities:

(a)                                solicit proxies or written consents of stockholders or conduct any other type of referendum (binding or non-binding) with respect to, or from the holders of, the Voting Securities of SpinCo, or become a “participant” (as such term is defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Exchange Act) in or assist any third party in any “solicitation” of any proxy, consent or other authority (as such terms are defined under the Exchange Act) to vote or withhold from voting any Voting Securities of SpinCo (other than such encouragement, advice or influence that is consistent with Company or SpinCo management’s recommendation in connection with such matter);

(b)                                encourage, advise or influence any other person or assist any third party in so encouraging, assisting or influencing any person with respect to the giving or withholding of any proxy, consent or other authority to vote or in conducting any type of referendum (other than such encouragement, advice or influence that is consistent with Company or SpinCo management’s recommendation in connection with such matter);

(c)                                 form or join in a partnership, limited partnership, syndicate or a “group” as defined under Section 13(d) of the Exchange Act, with respect to the Voting Securities of SpinCo, or otherwise support or participate in any effort by a third party with respect to the matters set forth in this Section 4;

(d)                                present (or request to present) at any annual meeting or any special meeting of SpinCo’s stockholders, any proposal for consideration for action by stockholders or propose (or request to propose) any nominee for election to the board of directors of SpinCo (the “SpinCo Board”) or seek representation on the SpinCo Board or the removal of any member of the SpinCo Board;

(e)                                 grant any proxy, consent or other authority to vote with respect to any matters (other than to the named proxies included in SpinCo’s proxy card for any annual meeting or special meeting of stockholders) or deposit any Voting Securities of SpinCo in a voting trust or subject them to a voting agreement or other arrangement of similar effect (excluding customary brokerage accounts, margin accounts, prime brokerage accounts and the like), in each case, except as provided in Section 4 below;

(f)                                  call or seek to call any special meeting of SpinCo or make any request under Section 220 of the DGCL or other applicable legal provisions regarding inspection of books and records or other materials (including stocklist materials) of SpinCo or any of its subsidiaries;

(g)                                 institute, solicit, assist or join, as a party, any litigation, arbitration or other proceeding against or involving SpinCo or any of its current or former directors or officers (including derivative actions) other than to enforce the provisions of this Agreement;

(h)                                acquire Beneficial Ownership of Voting Securities of SpinCo in an amount that would result in the Beneficial Ownership of the Icahn Group, together with all Icahn Affiliates, exceeding (in the aggregate with all other members of the Icahn Group and all Icahn Affiliates) the percentage (the “SpinCo Cap”) equal to the greater of (i) 15% and (ii) if a single person or entity (or “group” of persons or entities who have filed as a “group” as defined under Section 13(d) of the Exchange Act with respect to their ownership in SpinCo) that is not a member of the Icahn Group or an Icahn Affiliate has Beneficial Ownership of more than 15% of the outstanding Voting Securities of SpinCo, the percentage of the outstanding Voting Securities of SpinCo beneficially owned by such person, entity or, provided that the SpinCo Cap shall not exceed 19.99% of the outstanding Voting Securities of SpinCo; provided, further, that, for the avoidance of doubt, the foregoing 15% limitation (or up to 19.99% limitation) should not be construed as approval for any purposes (including without limitation for purposes of Section 203 of the DGCL);

(i)                                    seek, propose, participate in, facilitate or assist any third party to seek or propose any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, recapitalization, extraordinary dividend, significant share repurchase or similar transaction involving SpinCo or any of its non-publicly traded Affiliates (other than the Company after the Separation Effective Time) (collectively, a “SpinCo Extraordinary Transaction”); provided that the members of the Icahn Group shall be permitted to sell or tender their Voting Securities of SpinCo, and otherwise receive consideration, pursuant to any SpinCo Extraordinary Transaction and provided further that (without limiting the following clause (j)) SpinCo may waive the restrictions in this clause (i) with the approval of the SpinCo Board; or

(j)                                   request, directly or indirectly, any amendment or waiver of the foregoing in a manner that would reasonably likely require public disclosure by the Icahn Group or SpinCo.

From the date of this Agreement until the end of the SpinCo Standstill Period, (1) the Icahn Group shall not directly or indirectly make, or cause to be made, by press release or similar public statement to the press or media (including social media), or in an SEC or other public filing, any statement or announcement that disparages (as distinct from objective statements reflecting business criticism of SpinCo but not of its individual directors or officers (provided that the Icahn Group shall provide advance notice of, and a copy of, any written statement before it is made)) SpinCo or any of its officers or directors with respect to matters relating to their service at SpinCo (including any former officers or directors); and (2) neither SpinCo nor any of its officers or directors shall directly or indirectly make, or cause to be made, by press release or similar public statement to the press or media (including social media), or in an SEC or other public filing, any statement or announcement that disparages (as distinct from objective statements reflecting business criticism (provided that SpinCo shall provide advance notice of, and a copy of, any written statement before it is made)) any member of the Icahn Group or any of its officers or directors with respect to matters relating to the Company or SpinCo.  For the avoidance of doubt, the foregoing restrictions shall not be deemed to apply to advisors of the Icahn Group or SpinCo who are not acting at the behest of such party.

From the date of this Agreement until the end of the SpinCo Standstill Period, (1) the Icahn Group shall not permit any Icahn Affiliate to do any of the items in this Section 4 that the Icahn Group is restricted from doing and shall not publicly encourage or support any other person to take any of the actions described in this Section 4 that the Icahn Group is restricted from doing and (2) SpinCo shall not permit any of its controlled Affiliates to do any of the items in this Section 4 that SpinCo is restricted from doing and shall not publicly encourage or support any other person to take any of the actions described in this Section 4 that SpinCo is restricted from doing.

In addition, notwithstanding anything herein to the contrary, (x) from the announcement by SpinCo of a definitive agreement with respect to any SpinCo Extraordinary Transaction that would result in the acquisition by any third party (not a party to this Agreement or an Affiliate of a party) or “group” as defined under Section 13(d) of the Exchange Act of more than 50% of the Voting Securities of SpinCo, or all or substantially all the assets of SpinCo, and (y) from the commencement by a third party (not a party to this Agreement or an Affiliate of a party) of any bona fide tender or exchange offer (provided that if such offer  is not recommended by the SpinCo Board in its Recommendation Statement on Schedule 14D-9, it must be a fully financed offer at a premium to the Company’s trading price immediately prior to the first public announcement of the offer)  which, if consummated, would constitute a SpinCo Extraordinary Transaction that would result in the acquisition by any person or “group” as defined under Section 13(d) of the Exchange Act of more than 50% of the Voting Securities of SpinCo until the withdrawal of such tender or exchange offer (such SpinCo Extraordinary Transaction described in clause (x) or (y) above, a “SpinCo Specified Transaction”), this Section 4 shall not prohibit, restrict or otherwise limit the Icahn Group from taking steps (including, without limitation, voting, forming a group, soliciting proxies or commencing litigation) to oppose the SpinCo Specified Transaction, or making, proposing or consummating (and taking steps in furtherance of (including, without limitation, seeking shareholder support for)) a fully financed (which may include, without limitation, debt or equity financings from Affiliates) SpinCo Extraordinary Transaction which, if consummated, would constitute a SpinCo Extraordinary Transaction that would result in the acquisition by the offeror of at least the same percentage of Voting Securities (or assets, as applicable) of Spinco that are to be acquired in such SpinCo Specified Transaction; provided, however, the Icahn Group shall not commence a SpinCo Extraordinary Transaction (but, for the avoidance of doubt, may continue to pursue any previously announced Company Extraordinary Transaction) after the termination or withdrawal of the SpinCo Specified Transaction described in clause (y) above.

5.                                      Voting Commitment.  Unless the Company has materially breached this Agreement and failed to cure within five business days following receipt of written notice from the Icahn Group specifying any such breach, during the Company Standstill Period, each member of the Icahn Group shall (1) cause, in the case of all Voting Securities of the Company owned of record, and (2) instruct the record owner, in the case of all shares of Voting Securities of the Company Beneficially Owned but not owned of record, directly or indirectly, by it, or by any Icahn Affiliate, in each case as of the record date for any annual meeting of stockholders or any special meeting of stockholders of the Company within the Company Standstill Period (including for the avoidance of doubt the 2015 Company Annual Meeting), in each case that are entitled to vote at any such annual or special meeting, to be present for quorum purposes and to be voted, at all such annual or special meetings or at any adjournments or postponements thereof (i) for all directors nominated by the Company Board for election at such annual or special meeting;  (ii) against any directors proposed that are not nominated by the Company Board for election at such annual or special meeting and against any proposals not recommended by the Company Board relating to removing any directors of the Company Board or otherwise changing the composition of the Company Board; (iii) in favor of the ratification of the appointment of the independent registered public accounting firm; and (iv) in favor of the advisory vote to approve the compensation of named executive officers. Except as provided in the foregoing sentence, the Icahn Group shall not be restricted from voting “For”, “Against” or “Abstaining” from any other proposals at any annual or special meeting of the Company.

6.                                      Representations and Warranties of All Parties; Representations and Warranties of the Icahn Group.

(a)                                 Each of the parties represents and warrants to the other party that: (a) such party has all requisite company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly and validly authorized, executed and delivered by it and is a valid and binding obligation of such party, enforceable against such party in accordance with its terms; (c) this Agreement will not result in a violation of any terms or conditions of any agreements to which such person is a party or by which such party may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such party; and (d) there is currently no pending or outstanding litigation between the Icahn Group and the Company or affiliates thereof.

(b)                                 Each member of the Icahn Group jointly represents and warrants that, as of the date of this Agreement, (i) the Icahn Group collectively Beneficially Own, an aggregate of 14,967,373 shares of Common Stock, par value $1.00 per share, of the Company (“Common Stock”); and (ii) except for such ownership, no member of the Icahn Group, individually or in the aggregate with all other members of the Icahn Group and Icahn Affiliates, has any other Beneficial Ownership of, and/or economic exposure to, any Voting Securities of the Company, including through any derivative transaction described in the definition of “Beneficial Ownership” below.  As used in this Agreement, the term “Voting Securities” means common stock or such other equity securities of the Company or SpinCo, as applicable, having the power to vote in the election of members of the Board, and shall include securities convertible into, or exercisable or exchangeable for such common stock or such other equity securities, whether or not subject to the passage of time or other contingencies. “Beneficial Ownership” of “Voting Securities” means ownership of: (i) Voting Securities, (ii) rights or options to own or acquire any Voting Securities (whether such right or option is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions (whether or not within the control of such person), compliance with regulatory requirements or otherwise) and (iii) any other economic exposure to Voting Securities, including through any derivative transaction that gives any such person or any of such person’s controlled Affiliates the economic equivalent of ownership of an amount of Voting Securities due to the fact that the value of the derivative is explicitly determined by reference to the price or value of Voting Securities, or which provides such person or any of such person’s controlled Affiliates an opportunity, directly or indirectly, to profit, or to share in any profit, derived from any increase in the value of Voting Securities, in any case without regard to whether (x) such derivative conveys any voting rights in Voting Securities to such person or any of such person’s Affiliates, (y) the derivative is required to be, or capable of being, settled through delivery of Voting Securities, or (z) such person or any of such person’s Affiliates may have entered into other transactions that hedge the economic effect of such Beneficial Ownership of Voting Securities.  The term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act.  “SEC” shall mean the U.S. Securities and Exchange Commission.

7.                                      Remedies; Forum and Governing Law.  The parties hereto recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy.  Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to at law or equity, the other party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware.  In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law.  Furthermore, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief and (e) irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such party’s principal place of business or as otherwise provided by applicable law. THIS AGREEMENT SHALL BE

GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

8.                                      Public Announcement.  Promptly following entry into this Agreement, the Icahn Group may, and may cause the applicable Icahn Affiliates to, file an amendment to their Schedule 13D with respect to the Company reporting entry into this Agreement, amending applicable items to conform to their obligations hereunder and appending or incorporating by reference this Agreement as an exhibit thereto.

9.                                      No Waiver.  Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement.  The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

10.                               Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

11.                               Notices.  All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by facsimile and email, when such facsimile and email is transmitted to the facsimile number set forth below and sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

If to the Company or SpinCo:

Gannett Co., Inc.

7950 Jones Branch Drive

McLean, Virginia 22107

Facsimile:                      (703) 854-2031

Attention:                      Todd A. Mayman, Esq.

Senior Vice President, General

Counsel and Secretary

Email:                                         tmayman@gannett.com

With a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Facsimile:  212-403-2000

Attention:                      Igor Kirman

Victor Goldfeld

Sabastian V. Niles

Email:                                         IKirman@wlrk.com

VGoldfeld@wlrk.com

SVNiles@wlrk.com

If to the Icahn Group:

Icahn Associates Corp.

767 Fifth Avenue, 47th Floor

New York, New York 10153

Attention:                      Keith Cozza

Email:                                         kcozza@sfire.com

With a copy to (which shall not constitute notice):

Icahn Associates Corp.

767 Fifth Avenue, 47th Floor

New York, New York 10153

Attention:            Andrew Langham

Louie Pastor

Email:                               alangham@sfire.com

lpastor@sfire.com

12.                               Severability.  If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

13.                               Counterparts.  This Agreement may be executed in two or more counterparts (including by facsimile or PDF) which together shall constitute a single agreement.

14.                               Successors and Assigns. This Agreement shall not be assignable or assigned, directly or indirectly, by operation of law or otherwise, by any of the parties to this Agreement.

15.                               No Third Party Beneficiaries.  This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other persons; provided that from and after the Separation Effective Time SpinCo shall also be (i) a beneficiary of this Agreement, (ii) entitled to enforce this Agreement in accordance with its terms and (iii) bound by the terms of this Agreement applicable to SpinCo (but shall not be responsible for any obligations of the Company contained herein).

16.                               Fees and Expenses.  Neither the Company nor SpinCo, on the one hand, nor the Icahn Group, on the other hand, will be responsible for any fees or expenses of the other in connection with this Agreement.

17.                               Interpretation and Construction.  Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel.  Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation.  Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation.  The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  The term “including” shall be deemed to mean “including without limitation” in all instances.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

Very truly yours,

GANNETT CO., INC.

By:	/s/ Gracia C. Martore
Name:	Gracia C. Martore
Title:	President and Chief Executive Officer

[Signature Page to Agreement between the Icahn Group and Gannett]

Accepted and agreed as of the date first written above:

MR. CARL C. ICAHN

/s/ Carl C. Icahn
Carl C. Icahn

BECKTON CORP.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary; Treasurer

HOPPER INVESTMENTS LLC
By: Barberry Corp., its sole member
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member
BARBERRY CORP.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary; Treasurer

[Signature Page to Agreement between the Icahn Group and Gannett]

ICAHN PARTNERS MASTER FUND LP

By: Icahn Offshore LP, its general partner

By: Icahn Capital LP, its general partner

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN PARTNERS LP

By: Icahn Onshore LP, its general partner

By: Icahn Capital LP, its general partner

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN OFFSHORE LP

By: Icahn Capital LP, its general partner

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ONSHORE LP

By: Icahn Capital LP, its general partner

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN CAPITAL LP

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

IPH GP LLC

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES HOLDINGS L.P.

By:  Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Executive Officer

[Signature Page to Agreement between the Icahn Group and Gannett]

SCHEDULE A

MR. CARL C. ICAHN

HIGH RIVER LIMITED PARTNERSHIP

HOPPER INVESTMENTS LLC

BARBERRY CORP.

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.

EXHIBIT 1

JOINDER AGREEMENT

WHEREAS, Gannett Co., Inc. (the “Company”) has entered into that certain Letter Agreement by and among the parties listed on Schedule A thereto (the “Icahn Group”) and the Company (the “Letter Agreement”), dated March 1, 2015, a copy of which is attached hereto; and

WHEREAS, the Company’s management is pursuing a plan to separate its publishing business into its own publicly traded company (such separation, the “Separation”; the effective time of the consummation of such Separation, the “Separation Effective Time”; and such company, “SpinCo”); and

WHEREAS, the Letter Agreement requires that SpinCo execute and deliver to the Icahn Group this Joinder Agreement.

NOW, THEREFORE, the undersigned hereby joins in the Letter Agreement and agrees that, immediately upon the Separation Effective Time, it shall be deemed to be “SpinCo” within the meaning of the Letter Agreement and shall be bound by all of the terms and conditions of the Letter Agreement applicable to SpinCo thereunder.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of                       , 2015.

SPINCO:

[ ], a Delaware corporation

By:
Name:
Title:

ACCEPTED:

MR. CARL C. ICAHN

Carl C. Icahn

BECKTON CORP.

By:
Name:	Keith Cozza
Title:	Secretary; Treasurer

HOPPER INVESTMENTS LLC

By: Barberry Corp., its sole member

HIGH RIVER LIMITED PARTNERSHIP

By: Hopper Investments LLC, its general partner

By: Barberry Corp., its sole member

BARBERRY CORP.

By:
Name:	Keith Cozza
Title:	Secretary; Treasurer

[Signature Page to Joinder to Gannett/Icahn Letter Agreement]

ICAHN PARTNERS MASTER FUND LP

By: Icahn Offshore LP, its general partner

By: Icahn Capital LP, its general partner

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN PARTNERS LP

By: Icahn Onshore LP, its general partner

By: Icahn Capital LP, its general partner

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN OFFSHORE LP

By: Icahn Capital LP, its general partner

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ONSHORE LP

By: Icahn Capital LP, its general partner

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN CAPITAL LP

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

IPH GP LLC

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES HOLDINGS L.P.

By:  Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES G.P. INC.

By:
Name:	Keith Cozza
Title:	Chief Executive Officer

[Signature Page to Joinder to Gannett/Icahn Letter Agreement]